Exhibit 10.97

                        SETTLEMENT AGREEMENT AND RELEASE


This Settlement Agreement and Release (the "Agreement"), dated as of January 5, 2001, is made and entered into by and among the following Parties: Marilyn Jo Blankenship Woodcock ("Woodcock"), and APS Consulting, Inc. d/b/a Eco Systems, Inc. The purpose of this Agreement is to settle and release any and all claims rising out of, related to, or connected with, whether asserted or unasserted,
Cause No. 2:98CV1823, pending in the United States District Court for the Western District of Louisiana, Lake Charles Division, styled Marilyn Jo Blankenship Woodcock v. Consolidated Eco Systems, Inc. f/k/a Exsorbet Industries, Inc., et al. (the "Lawsuit"). NOW THEREFORE, in consideration of the terms and conditions set forth in this Agreement, the parties agree as follows:

1. NO ADMISSION OF LIABILITY. The Parties recognize and acknowledge that APS Consulting, Inc. d/b/a Eco Systems, Inc., a defendant in the Lawsuit has strenuously denied and vigorously contested the allegations and claims in the Lawsuit. Woodcock agrees and acknowledges that the payment and promises described herein are to compromise and settle disputed claims, are in no way an admission of liability or wrongdoing, and shall not be construed or used as an admission or evidence of any liability or wrongdoing in any proceeding and that APS Consulting, Inc. d/b/a Eco Systems, Inc. and its affiliates and parent companies do not admit, and in fact continue to adamantly deny, any wrongdoing, liability, or culpability arising out of, connected with, concerning or relating to LARCO Environmental Services, Inc., Consolidated Eco Systems, Inc. f/k/a Exsorbet Industries, Inc., or any of their current or former subsidiaries, directors, officers or agents. Additionally, APS Consulting, Inc. d/b/a Eco Systems, Inc. and its affiliates and parent companies adamantly disavow any liability, culpability or


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

responsibility for any obligation or wrongdoing of Consolidated Eco Systems, Inc. f/k/a Exsorbet Industries, Inc. or any of its current or former subsidiaries, directors, officers or agents. The Parties enter into this Agreement to avoid the risk and expense of continued, protracted litigation. Woodcock and her counsel further agree that they will not publicly assert, directly or indirectly, that the settlement or this Agreement in any way constitutes an admission of wrongdoing, liability, or culpability by any of the Parties hereto.

         2. PAYMENT. In exchange for the agreements, covenants, and releases contained herein, APS Consulting, Inc. d/b/a Eco Systems, Inc. shall pay TEN THOUSAND DOLLARS ($10,000.00) to Woodcock and her attorney, J. Michael Veron, by check within five (5) business days after the date of execution of this Agreement by the Parties (the "Effective Date").

         3. DEPOSITION OF DUANE BOYD. In exchange for the agreements, covenants, and releases contained herein, APS Consulting, Inc. d/b/a Eco Systems, Inc. agrees to make Duane Boyd available for deposition without the necessity of a subpoena at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 816 Congress Ave., Suite 1900, Austin, Texas 78701. The deposition of Duane Boyd will occur after the execution of this Agreement, the payment of the settlement funds described in Paragraph 2 above and the entry of a dismissal with prejudice as described in Paragraph 6 below at a date and time mutually agreeable to the Parties.

         4. RELEASE BY WOODCOCK. In exchange for the agreements, covenants, and releases contained herein, as of the Effective Date, Woodcock, on her own behalf and on behalf of her attorneys, agents, assigns, spouses or former spouses, representatives, or any person, party or entity claiming by or through her, hereby releases, acquits, and forever discharges APS Consulting, Inc. d/b/a Eco Systems, Inc., Eco Acquisition, Inc., APSC, Inc., American Physicians Service Group, Inc., (these four entities are collectively referred to as the "APS


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

Parties") and each of their officers, directors, stockholders, employees, attorneys, agents, predecessors, successors, subsidiaries, affiliates, parent companies, assigns, representatives, or any other person, party, or entity claiming by or through any of them, from any and all claims, demands, rights, actions, and causes of action, of any kind or character, whether known or unknown, accrued or unaccrued, direct or derivative, which Woodcock may have had, or has now, for relief of any nature at law or in equity, arising out of, related to, connected with or which are based on any action or inaction occurring prior to the Effective Date that are based on or arise out of or are otherwise related to the Lawsuit, the APS Parties or any of their affiliates or subsidiaries. This release includes, but is not limited to, claims or causes of action for punitive or exemplary damages, damages for personal injuries, damages for violations of any federal or state law, damages arising from mental anguish, pecuniary losses, loss of wages or earning capacity or capability, attorneys' fees, or any other kind of expense, loss or damage of any kind or character, of whatever description. This release includes, but is not limited to, James J.
Connors,  Jr.  and any of the other  defendants  in this  Lawsuit,  but ONLY for claims arising from their acts or omissions as officers, directors, shareholders, agents or representatives of the APS Parties and their successors and assigns. It is expressly understood that no consideration has been paid or given for the release of any claims against any defendant from any acts or omissions in their capacities as officers, directors, shareholders, agents or representatives of Consolidated Eco Systems, Inc. f/k/a Exsorbet Industries, Inc., that nothing contained herein constitutes a release by Woodcock of any such claims, and that Woodcock fully reserves all her rights to pursue such claims in this litigation.

         5. RELEASE BY APS CONSULTING, INC. D/B/A ECO SYSTEMS, INC. In exchange for the agreements, covenants, and releases contained herein, as of the Effective Date, APS Consulting,



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Inc.  d/b/a Eco Systems,  Inc., on its own behalf and on behalf of its officers,
directors,   employees,   stockholders,   representatives,   attorneys,  agents,
predecessors, successors, subsidiaries, affiliates, parent companies, assigns, or any person, party, or entity claiming by or through it, hereby releases,
acquits,  and  forever  discharges  Woodcock,   and  her  officers,   directors,
stockholders, employees, attorneys, agents, predecessors, successors, assigns, representatives or any other person, party or entity claiming by or through any of them from any and all claims, demands, rights, actions, and causes of action, of any kind or character, whether known or unknown, accrued or unaccrued, direct or derivative, which APS Consulting, Inc. d/b/a Eco Systems, Inc. may have had, or has now, for relief of any nature at law or in equity, arising out of, related to, connected with or which are based on any action or inaction occurring prior to the Effective Date that are based on or arise out of or otherwise related to the Lawsuit, Woodcock or LARCO Environmental Services, Inc. This release includes, but is not limited to, claims or causes of action for punitive or exemplary damages, damages for personal injuries, damages for violations of any federal or state law, attorneys' fees, or any other kind of expense, loss or damage of any kind or character, of whatever description.

         6. DISMISSAL WITH PREJUDICE. Within one (1) business day from receipt of the payment described in Paragraph 2 above, counsel for Woodcock shall file an agreed motion and order for dismissal with prejudice on her claims against APS Consulting, Inc. d/b/a Eco Systems, Inc. in the form attached hereto as Exhibit A, and shall take other necessary action to cause the dismissal with prejudice on her claims against APS Consulting, Inc. d/b/a Eco Systems, Inc. to be signed as soon as possible by United States Magistrate Judge Wilson of the United States District Court for the Western District of Louisiana, Lake Charles Division.


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

         7. AUTHORITY. Each Party to this Agreement represents and warrants to the other Parties that (a) she/it has been advised of her/its legal rights by attorneys of their own choosing; (b) she/it has carefully read this Agreement and understands it and its legal meaning; (c) she/it is executing this Agreement under her/its own free will and without being coerced, unduly influenced, or induced to do so by anything done or not done by the Parties, other than what is contained in this Agreement; and (d) she/it recognizes this Agreement to be a full, final, and complete settlement of the claims between the Parties in the Lawsuit; and (e) she/it is the exclusive owner of the claims and causes of action released herein, and that she/it has not assigned, transferred, conveyed or otherwise disposed of any of the claims which are settled and released herein, and that she/it has full authority to execute this Agreement without the necessity of obtaining the consent of another party.

         8. CONFIDENTIALITY. All Parties to this Agreement and their counsel acknowledge and understand that the settlement of the Lawsuit and the terms and conditions of this Agreement are to be held strictly confidential and not revealed to any other person or entity, unless otherwise required by law, with the exception of personal tax advisors and legal counsel who have been advised of the confidential nature of such information. The parties further agree that if inquiries are made regarding the status of the lawsuit, the only response that will be made is that "the lawsuit has been dismissed with prejudice." If any party seeks to enforce the terms of this Agreement, it may disclose the terms of this Agreement but only to the extent necessary to enforce the terms of this Agreement.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one in the same agreement.


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

         10. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, Texas law, without regard to Texas choice of law principles.

         11. ENTIRE AGREEMENT. Each of the Parties represents and warrants to each of the other Parties that this Agreement embodies the entire understanding and agreement among the Parties, supercedes all prior agreements and understandings, and that no other representations, agreements, arrangements, or understandings, oral or written, concerning the subject matter of this settlement, which are not expressed in this Agreement, exist between the Parties.
         12. AMENDMENTS. This Agreement may not be amended except by a signed writing duly executed by the Parties.

         13. JOINTLY DRAFTED. The Parties and their respective legal counsel mutually contributed to the preparation of, and have had the opportunity to review and revise, this Agreement. Accordingly, this Agreement and all of its terms shall be construed equally as to all Parties.

         IN WITNESS HEREOF, each of the parties has executed and delivered this Agreement, as of January 5, 2001.

                                           /s/ Marilyn Jo Blankenship Woodcock
                                           -----------------------------------
                                            Marilyn Jo Blankenship Woodcock


STATE OF LOUISIANA

PARISH OF Calcasieu


         BEFORE ME, the undersigned Notary Public, on this day personally appeared Marilyn Jo Blankenship Woodcock, who stated to me that he has executed the foregoing Settlement Agreement and Release for the purposes and consideration therein expressed.

         ACKNOWLEDGED before me on this 23rd day of January, 2001.


                                        /s/ J. Michael Veron
                                        -----------------------------------
                                        NOTARY PUBLIC, STATE OF LOUISIANA






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



                                    APS Consulting, Inc. d/b/a Eco Systems, Inc.

                                       /s/ William H. Hayes
                                     -------------------------------------
                                     By:  William H. Hayes
                                     Title:  Secretary


STATE OF TEXAS

COUNTY OF TRAVIS

         BEFORE ME, the undersigned Notary Public, on this day personally appeared William H. Hayes, who stated that he has executed the foregoing Settlement Agreement and Release for purposes and consideration therein expressed, in his capacity as Secretary of APS Consulting, Inc. d/b/a Eco Systems, Inc., and that he is duly authorized to execute the foregoing Settlement Agreement and Release in that capacity.


         ACKNOWLEDGED BEFORE ME on this 17th day of January, 2001.



                                        /s/ Nancy M. Nelson
                                       -----------------------------------
                                       NOTARY PUBLIC, STATE OF TEXAS



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



SETTLEMENT AGREEMENT AND RELEASE
AND PAYMENT ACKNOWLEDGED:


/s/ J. Michael Veron                                    1-23-01
- ---------------------------------                    -------------
J. Michael Veron, Counsel for Woodcock                        Date





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


                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF LOUISIANA
                              LAKE CHARLES DIVISION

MARILYN JO BLANKENSHIP                           CIVIL ACTION NO. 2:98CV1823
WOODCOCK

VERSUS

CONSOLIDATED ECO SYSTEMS, INC.
f/k/a EXSORBET INDUSTRIES, INC.;
CHARLES E. CHUNN, JR.; JAMES J.
CONNORS; EDWARD L. SCHRADER;
SAM SEXTON, III; EDWARD M.                       JUDGE TRIMBLE
PENICK; APS CONSULTING, INC.
d/b/a ECO SYSTEMS, INC.; KR
INDUSTRIAL SERVICES OF ALABAMA,
INC.; EXSORBET TECHNICAL
SERVICES, INC.; KENNETH
McDONALD; CAROLYN McDONALD;
GREAT AMERICAN DYNASTY SURPLUS
LINES INSURANCE COMPANY; and
TIG SPECIALTY INSURANCE COMPANY                  MAGISTRATE JUDGE WILSON


                     AGREED MOTION TO DISMISS WITH PREJUDICE


Plaintiff  Marilyn Jo Blankenship  Woodcock and Defendant APS  Consulting,  Inc.
d/b/a Eco Systems, Inc., hereby jointly move for an Order Dismissing with Prejudice all claims by Plaintiff against APS Consulting, Inc. d/b/a Eco Systems, Inc. in the above referenced civil action. As grounds for the present motion, Plaintiff and APS Consulting, Inc. d/b/a Eco Systems, Inc. state that the above-referenced lawsuit has been resolved and settled as between these two parties.

WHEREFORE, PREMISES CONSIDERED, Plaintiff and Defendant APS Consulting, Inc. d/b/a Eco Systems, Inc. respectfully request entry of an Order dismissing with prejudice any and all claims, counterclaims, cross-claims or other causes of action which were made or which


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

could have been made by or between Plaintiff and APS Consulting, Inc. d/b/a Eco Systems, Inc. in the above-referenced lawsuit, and the parties hereto bearing their own costs and attorneys fees.

                             Respectfully submitted,

                                   /s/ Christopher H. Taylor
                                  ------------------------------------------
                                  JAMES J. SCHESKE
                                  Texas State Bar No. 17745443
                                  CHRISTOPHER H. TAYLOR
                                  Texas State Bar No. 24013606
                                  AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas  78701
                                  Telephone:  (512) 499-6200
                                  Facsimile:  (512) 499-6290

                      ATTORNEYS FOR APS Consulting, Inc. d/b/a Eco Systems, Inc.


                       /s/ J. Michael Veron
                      ---------------------------------------------
                      J. Michael Veron
                      BR # 7570
                      Scofield, Gerard, Veron,
                      Singletary & Pohorelsky
                      P.O. Drawer 3028
                      Lake Charles, Louisiana 70602
                      Telephone: (337) 433-9436
                      Facsimile: (337) 436-0306

                      ATTORNEY FOR PLAINTIFF MARILYN JO BLANKENSHIP WOODCOCK

                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF LOUISIANA
                          LAKE CHARLES DIVISION

MARILYN JO BLANKENSHIP                            CIVIL ACTION NO. 2:98CV1823
WOODCOCK

VERSUS

CONSOLIDATED ECO SYSTEMS, INC.
f/k/a EXSORBET INDUSTRIES, INC.;
CHARLES E. CHUNN, JR.; JAMES J.
CONNORS; EDWARD L. SCHRADER;
SAM SEXTON, III; EDWARD M.                        JUDGE TRIMBLE
PENICK; APS CONSULTING, INC.
d/b/a ECO SYSTEMS, INC.; KR
INDUSTRIAL SERVICES OF ALABAMA,
INC.; EXSORBET TECHNICAL
SERVICES, INC.; KENNETH
McDONALD; CAROLYN McDONALD;
GREAT AMERICAN DYNASTY SURPLUS
LINES INSURANCE COMPANY; and
TIG SPECIALTY INSURANCE COMPANY                   MAGISTRATE JUDGE WILSON


                        ORDER OF DISMISSAL WITH PREJUDICE

Having come on to be considered the Agreed Motion to Dismiss with Prejudice filed by Plaintiff Marilyn Jo Blankenship Woodcock and Defendant APS Consulting, Inc. d/b/a Eco Systems, Inc., the Court is of the opinion that said Motion should be GRANTED.

IT IS THEREFORE ORDERED that Plaintiff's claims against APS Consulting, Inc. d/b/a Eco Systems, Inc. are hereby DISMISSED with prejudice to refiling, and that the parties hereto shall bear their own costs and attorneys fees.


                                                  /s/ Alonzo P. Wilson
                                                  -----------------------
                                                  ALONZO P. WILSON
                                                  UNITED STATES MAGISTRATE JUDGE

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